SUPPLEMENT DATED DECEMBER 4, 2009
TO

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR,
FUTURITY ACCOLADE, AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

The name of The Alger American Fund has been changed to The Alger Portfolios. In addition, the names and class of the following investment options have changed to:

Old Name and Class	New Name and Class

Alger American SmallCap Growth Portfolio, Class O	Alger Small Cap Growth Portfolio, Class I-2

Alger American Income & Growth Portfolio, Class O	Alger Growth & Income Portfolio, Class I-2

Please retain this supplement with your prospectus for future reference.

SLUS Alger 12/09